Exhibit 24.1

POWER OF ATTORNEY

	Know all by these presents,
that
the undersigned hereby constitutes and appoints each of David
Weinberg and
Philip Paccione, signing singly, the undersigned's true and lawful attorney-in-fact to:

	(1)	execute for and on behalf of the

undersigned, in the undersigned's capacity as an officer, director and/or

10% owner of Skechers U.S.A., Inc. (the "Company"), Forms 3, 4 and 5 in

accordance with Section 16(a) of the Securities Exchange Act of 1934 and

the rules thereunder;

	(2)	do and perform any and all acts for and
on
behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

	(3)	take any other action of any type
whatsoever in
connection with the foregoing which, in opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


	The undersigned hereby grants
to each such attorney-in-fact full
power and authority to do and perform
any and every act and thing
whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the
Securities Exchange Act of 1934.

	This Power of
Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has
caused this Power of Attorney to be executed as of this 12th day of Sept.,
2002.



/s/  Robert Greenberg
Signature



Robert
Greenberg
Print Name


Exhibit 24.2


POWER OF ATTORNEY


	Know all by these presents, that the
undersigned hereby constitutes and
appoints each of David Weinberg and
Philip Paccione, signing singly, the
undersigned's true and lawful
attorney-in-fact to:

	(1)	execute for
and on behalf of the
undersigned, in the undersigned's capacity as an officer, director and/or
10% owner of Skechers U.S.A., Inc. (the
"Company"), Forms 3, 4 and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder;

	(2)	do and
perform any and all acts for and
on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such form with the
United States Securities and Exchange Commission and any stock exchange or similar authority; and

	(3)	take any other action of
any type
whatsoever in connection with the foregoing which, in opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants
to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This
Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned
has caused this Power of Attorney to be executed as of this 7th day of
March, 2006.



/s/  M. Susan Greenberg
Signature




M. Susan Greenberg
Print Name